Exhibit 10.1

                        GLOBAL EQUITY INTERNATIONAL, INC.

                          SECURITIES PURCHASE AGREEMENT

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                                  Common Stock

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                                  CONFIDENTIAL
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                               NOTICE TO OFFEREES

     THE RECIPIENT OF THIS SECURITIES PURCHASE AGREEMENT HAS REQUESTED THAT GLOBAL EQUITY INTERNATIONAL, INC. (THE "COMPANY") PROVIDE THE RECIPIENT WITH A COPY OF THIS SECURITIES PURCHASE AGREEMENT. THIS SECURITIES PURCHASE AGREEMENT IS BEING PROVIDED TO THE RECIPIENT BASED ON THE RECIPIENT'S PRIOR EXPRESS AGREEMENT TO KEEP THE INFORMATION CONTAINED IN THIS SECURITIES PURCHASE
AGREEMENT CONFIDENTIAL. BY ACCEPTING RECEIPT OF THIS SECURITIES PURCHASE AGREEMENT, THE RECIPIENT ACKNOWLEDGES AND AGREES THAT THE SECURITIES PURCHASE AGREEMENT HAS BEEN FURNISHED TO RECIPIENT ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSE OF ENABLING THE RECIPIENT TO EVALUATE THE COMPANY, THE RECIPIENT MAY NOT DISTRIBUTE THIS SECURITIES PURCHASE AGREEMENT TO ANYONE WITHOUT THE PRIOR
WRITTEN CONSENT OF THE COMPANY, AND THE RECIPIENT WILL NOT REPRODUCE OR REDISTRIBUTE THIS SECURITIES PURCHASE AGREEMENT, IN WHOLE OR IN PART, OR DISCLOSE, DIRECTLY OR INDIRECTLY, ANY OF THE CONTENTS OF THIS SECURITIES PURCHASE AGREEMENT TO ANYONE WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

     THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS SECURITIES PURCHASE AGREEMENT AND THE OTHER OFFERING DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

     THE SECURITIES ARE BEING SOLD FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED, RESOLD OR OFFERED FOR RESALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND EFFECTIVE REGISTRATION OR QUALIFICATION UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR THE AVAILABILITY OF AN EXEMPTION THEREFROM.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR THE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SECURITIES PURCHASE AGREEMENT OR ANY OF THE OTHER OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into by and between GLOBAL EQUITY INTERNATIONAL, INC., a Nevada corporation, whose address is 28 Level, Al Habtoor Business Tower, P.O. Box 28905, Dubai Marina, Dubai, UAE ("Company"), and CANDELARA HOLDINGS LIMITED, a company domiciled in the Chanel Islands and whose address is Noble House, Les Baissieres, St. Peter Port, Guernsey, GY1 2UE ("Purchaser").

                                    RECITALS:

     WHEREAS, Purchaser desires to purchase, and the Company desires to sell, shares of the Company's common stock on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. The Offering.

     (a) Private Offering. The securities offered hereby are being offered in a private offering ("Offering") of up to U.S. $1,300,000 worth of shares ("Shares") of common stock, $.001 par value per share ("Common Stock"). This Agreement, the Term Sheet and the Company's filings in the U.S. Securities and Exchange Commission's EDGAR database are hereinafter sometimes referred to collectively as the "Offering Documents." All references to "dollar" or "$" are references to U.S. Dollars.

     (b) Use of Proceeds. Assuming all of the Shares in the Offering are sold, the aggregate gross proceeds to the Company will be approximately $1,300,000. The Company intends to use the proceeds for general working capital purposes.

2. Sale and Purchase of Shares.

     (a) Sale and Purchase of Shares; Option to Purchase Additional Shares. Subject to the terms and conditions hereof, the Company agrees to sell, and Purchaser subscribes for and agrees to purchase, the 916,667 Shares at a purchase price of $.60 per Share. The aggregate purchase price for the Shares shall be $550,000 ("Purchase Price") and shall be payable by wire transfer in the three tranches, on or before the dates below, as follows:

                      February 28, 2013          $ 10,000

                      March 31, 2013             $100,000

                      April 30, 2013             $440,000

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     Subject to the terms and conditions hereof, in the event that the Purchaser has fully funded its $550,000 commitment on or before April 30, 2013, the Purchaser shall have the option ("Option") to purchase an additional $750,000 worth of Shares ("Option Shares") at a price per share equal to $.90 per share or 60% of the average closing price of the Company's Common Stock during the ten
(10) trading days immediately prior to the Purchaser's written notification to the Company of Purchaser's intent to exercise its Option. The terms and conditions of the Option exercise (i.e., payment schedule) shall be mutually agreed to by the parties in writing prior to the exercise of the Option.

     (b) Subscription Procedure. In order to purchase the initial 916,667 Shares, Purchaser shall deliver to the Company, at its principal executive office: (i) one completed and duly executed copy of this Agreement; and (ii) remit wire transfers on the dates and in the amounts set forth under subparagraph (a), above. Execution and delivery of this Agreement shall constitute a subscription for 916,667 Shares, payment for which shall be made in accordance with subparagraph (a), above; however, in the event that the Purchaser purchases less than 916,667 Shares, the Purchaser shall have no further obligation to purchase the remainder of the Shares. In order to purchase the Option Shares, Purchaser shall and the Company shall execute an addendum to this Agreement ("Addendum") setting forth the terms and conditions of the Option exercise, and the Purchaser shall deliver to the Company, at its principal executive office: (i) one completed and duly executed copy of the Addendum; and
(ii) remit wire transfers on the dates and in the amounts set forth in the Addendum.

     (c) Certificate Issuances. The Company shall issue stock certificates registered in the name of the Purchaser within five (5) business days after receipt of the funds described in subparagraph (a), above, and/or in the Addendum.

     (d) Registration Rights. In the event that the Purchaser completes the purchase of at least the 166,667 shares ($100,000 worth of Shares) on or before April 30, 2013, the Company shall file a Form S-1 registration statement with the U.S. Securities and Exchange Commission ("SEC") on or about May 9, 2013, covering the resale of the Shares purchased and any additional shares issuable to the Purchaser upon exercise of the Option. The Company shall use its best efforts to have the Form S-1 declared effective by the SEC on or before July 31, 2013.

3. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company as follows:

     (a) Organization and Qualification.

          (i) Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as presently conducted. Neither the Purchaser nor any of its officers, directors, managers or shareholders is a citizen or resident of the United States of America.

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     (b) Authority; Validity and Effect of Agreement.

          (i) Purchaser has the requisite corporate or other entity power and authority to execute and deliver this Agreement and perform its obligations under this Agreement. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its obligations hereunder and all other necessary corporate or other entity action on the part of Purchaser have been duly authorized by its board of directors or similar governing body, and/or shareholders or similar interest holders, if necessary, and no other corporate or other entity proceedings on the part of Purchaser is necessary for Purchaser to execute and deliver this Agreement and perform its obligations hereunder.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by Purchaser and, assuming it has been duly and validly executed and delivered by the Company, constitutes a legal, valid and binding obligation of Purchaser, in accordance with its terms.

     (c) No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by Purchaser nor the performance by Purchaser of its obligations hereunder will: (i) conflict with Purchaser's articles of incorporation or bylaws, or other similar organizational documents; (ii) violate any statute, law, ordinance, rule or regulation, applicable to Purchaser or any of the properties or assets of Purchaser; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Purchaser under, or result in the creation or imposition of any lien upon any properties, assets or business of Purchaser under, any material contract or any order, judgment or decree to which Purchaser is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses
(ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

     (d) Accredited Investor. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). Purchaser was not formed for the specific purpose of acquiring the Shares, and, if it was, all of Purchaser's equity owners are "accredited investors" as defined above.

     (e) No Government Review. Purchaser understands that neither the United States Securities and Exchange Commission ("SEC") nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Shares or passed upon or endorsed the merits of the Shares or the Offering Documents, or confirmed the accuracy of, determined the adequacy of, or reviewed the Offering Documents.

     (f) Investment Intent. The Shares are being acquired for the Purchaser's own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Purchaser further represents

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that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or third person with respect to any of the Securities.

     (g) Restrictions on Transfer. Purchaser understands that the Securities are "restricted securities" as such term is defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or registered or qualified under any state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom. In any case where such an exemption is relied upon by Purchaser from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, Purchaser shall furnish the Company with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to the Company. Purchaser acknowledges that it is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

     (h) Investment Experience. Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Shares, and Purchaser has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment. In making its decision to acquire the Shares, Purchaser has not relied upon any information other than information contained in the Offering Documents.

     (i) Access to Information. Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company, including but not limited to the Company's filings with the SEC, that it has deemed necessary in order to make an informed investment decision with respect to the Shares. Purchaser acknowledges that the Company may concurrently issue securities that are identical to or different from the Shares for a purchase price consisting of cash, services or other consideration that may be materially different from the purchase price of the Shares and that such securities may have rights, preferences and privileges senior to those of the Shares. Purchaser acknowledges that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company, that it has had any and all such questions and requests answered to its satisfaction, and that it understands the risks and other considerations relating to its investment in the Shares.

     (j) Reliance on Representations. Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the

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availability of such exemptions and the eligibility of such Purchaser to acquire
the  Shares.   Purchaser  represents  and  warrants  to  the  Company  that  any information that Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate, and further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Shares. Within five (5) days after receipt of a request from the Company, Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is subject.

     (k) No General Solicitation. Purchaser is unaware of, and in deciding to purchase the Shares is in no way relying upon, and did not become aware of opportunity to purchase the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the Offering.

     (l) Legends. The certificates and agreements evidencing the Securities shall have endorsed thereon the following legend (and appropriate notations thereof will be made in the Company's stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Shares:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED UNDER REGULATION S OF THE ACT AND CANNOT BE TRADED IN THE UNITED STATES FOR A PERIOD OF 12 MONTHS FROM THE DATE OF ISSUE, UNLESS THEY ARE SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS, AND REQUIRE WRITTEN RELEASE FROM EITHER THE ISSUING COMPANY OR ITS ATTORNEY PRIOR TO LEGEND REMOVAL."

     (m) Placement and Finder's Fees. No agent, broker, investment banker, finder, financial advisor or other person acting on behalf of Purchaser or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the Offering, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understanding made by or on behalf of Purchaser.

4. Representations and Warranties of the Company. The Company represents and warrants to Purchaser as follows:

     (a) Organization and Qualification. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on the Company. The Company is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on the Company.

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     (b) Authority; Validity and Effect of Agreement.

          (i) The Company has the requisite corporate power and authority to execute and deliver this Agreement, perform its obligations under this Agreement, and engage in the Offering. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, the Offering and all other necessary corporate action on the part of the Company have been duly authorized by its board of directors, and no other corporate proceedings on the part of the Company is necessary to authorize this Agreement or the Offering. This Agreement has been duly and validly executed and delivered by the Company and, assuming that it has been duly authorized, executed and delivered by Purchaser, constitutes a legal, valid and binding obligation of the Company, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (ii) The Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock with no personal liability resulting solely from the ownership of such shares and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

     (c) No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by the Company nor the performance by the Company of its obligations hereunder will: (i) conflict with the Company's Articles of Incorporation or Bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to the Company or any of the properties or assets of the Company; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of the Company, or result in the creation or imposition of any lien upon any properties, assets or business of the Company under, any material contract or any order, judgment or decree to which the Company is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement; and

     (d) Placement and Finder's Fees. Neither the Company nor any of its respective officers, directors, employees or managers, has employed any broker, finder, advisor or consultant, or incurred any liability for any investment banking fees, brokerage fees, commissions or finders' fees, advisory fees or consulting fees in connection with the Offering for which the Company has or could have any liability.

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5. Indemnification.  Purchaser agrees to indemnify, defend and hold harmless the
Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations or warranties made by Purchaser herein, and Purchaser agrees that in the event of any breach of any representations or warranties made by Purchaser herein, the Company may, at its option, forthwith rescind the sale of the Shares to Purchaser.

6. Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereto, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7. Amendment and Modification. This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Except as provided in Section 5, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

9. Headings; Definitions. The Section headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections contained herein mean Sections of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

10. Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties hereto.

11. Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address of the parties set forth above.

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12.  Governing  Law.  This  Agreement  shall be  governed  by and  construed  in accordance with the laws of the State of Nevada, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

13. Counterparts. This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have fully executed this Agreement as of the later of the dates set forth below.

                                          PURCHASER

Date: February 15, 2013                   CANDELARA HOLDINGS LIMITED


                                          By: /s/ James Turian
                                              ----------------------------------
                                          Name:  James Turian
                                          Title: CEO

Date: February 14, 2013                   GLOBAL EQUITY INTERNATIONAL, INC.


                                          By: /s/ Enzo Taddei
                                              ----------------------------------
                                          Name:  Enzo Taddei
                                          Title: CFO

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